U.S. GOLD CORP

Keystone: District-wide geochemistry results

Nasdaq : USAU

March 2018

Keystone Geochemistry - Silver


N
0
4,000
feet
0
1,200
meters

Silver in Rock (ppm)

Range	Count
50 to 300	(11)
20 to 50	(6)
5 to 20	(24)
2 to 5	(59)
0.5 to 2	(332)
0.1 to 0.5	(844)
< detection (0.1 and 0.2)	(987)

Silver in Altered Cobble (ppm)

Range	Count
5 to 50	(1)
3 to 5	(2)
2 to 3	(5)
1 to 2	(14)
0.5 to 1	(53)
0.2 to 0.5	(144)
< 0.2	(399)

Keystone Geochemistry - Silver


N
0
4,000
feet
0
1,200
meters

Silver in Soil (ppm)

10	to	100	(0)
5	to	10	(1)
2	to	5	(18)
1	to	2	(45)
0.5	to	1	(186)
0.2	to	0.5	(771)
< 0.2			(3205)

Silver in Stream Sediment (ppm)
100 to 600 micron

10	to	100	(1)
5	to	10	(0)
2	to	5	(0)
1	to	2	(2)
0.5	to	1	(10)
0.2	to	0.5	(120)
< 0.2			(516)

Keystone Geochemistry - Arsenic


N
0
4,000
feet
0
1,200
meters

Arsenic in Rock (ppm)

3,000 to	10,000	(16)
1,000 to	3,000	(60)
300 to	1,000	(238)
100 to	300	(467)
30 to	100	(644)
10 to	30	(503)
< 10		(335)

Arsenic in Altered Cobble (ppm)

3,000 to	10,000	(1)
1,000 to	3,000	(14)
300 to	1,000	(68)
100 to	300	(155)
30 to	100	(200)
10 to	30	(124)
< 10		(56)

Keystone Geochemistry - Arsenic


N
0 4,000
0 feet 1,200
meters

Arsenic in Soil (ppm)

- 500 to 2,000 (12)
- 250 to 500 (29)
- 100 to 250 (161)
- 50 to 100 (453)
- 25 to 50 (980)
- 10 to 25 (2131)
- < 10 (460)

Arsenic in Stream Sediment (ppm)
100 to 600 micron

- 500 to 2,000 (9)
- 250 to 500 (6)
- 100 to 250 (71)
- 50 to 100 (118)
- 25 to 50 (188)
- 10 to 25 (187)
- < 10 (70)

Keystone Geochemistry - Gold


N
0 4,000
0 feet 1,200
meters
Gold in Rock (ppm)
5 to 30 (3)
1 to 5 (12)
0.3 to 1 (24)
0.1 to 0.3 (52)
0.02 to 0.1 (268)
0.005 to 0.02 (561)
< detection (.069 to .005) (1162)
Gold in Altered Cobbles (ppm)
0.5 to 1 (1)
0.1 to 0.25 (5)
0.05 to 0.1 (9)
0.025 to 0.05 (20)
0.01 to 0.025 (64)
0.005 to 0.01 (133)
< 0.005 (386)

Keystone Geochemistry - Gold


0
4,000
feet
0
1,200
meters

Gold in Soil (ppm)
pre-1987 data not shown due to high detection limit

■	0.2 to 0.4	(1)
■	0.1 to 0.2	(7)
■	0.05 to 0.1	(17)
■	0.03 to 0.05	(26)
■	0.015 to 0.03	(171)
■	0.005 to 0.015	(694)
■	< 0.005	(2421)

Gold in Stream Sediment (ppm)
screen 100-600 micron

●	0.2 to 0.3	(0)
●	0.1 to 0.2	(0)
●	0.05 to 0.1	(1)
●	0.03 to 0.05	(2)
●	0.015 to 0.03	(23)
●	0.005 to 0.015	(195)
●	<0.005	(428)

Keystone Geochemistry - Copper


N
0
4,000
0
feet
1,200
meters

Copper in Rock (ppm)

3,000 to 30,000		(8)
1,000 to	3,000	(6)
300 to	1,000	(23)
100 to	300	(138)
30 to	100	(772)
10 to	30	(646)
< 10		(663)

Copper in Altered Cobble (ppm)

3,000 to 10,000		(0)
1,000 to	3,000	(1)
300 to	1,000	(2)
100 to	300	(21)
30 to	100	(190)
10 to	30	(178)
< 10		(226)

Keystone Geochemistry - Copper


N
0
4,000
feet
0
1,200
meters

Copper in Soil (ppm)

■	300 to 3,000	(4)
■	200 to 300	(7)
■	100 to 200	(112)
■	50 to 100	(779)
■	20 to 50	(2724)
■	10 to 20	(550)
■	< 10	(50)

Copper in Stream Sediment (ppm)
100 to 600 micron

⊙	300 to 5,000	(1)
⊙	200 to 300	(1)
⊙	100 to 200	(16)
⊙	50 to 100	(151)
⊙	20 to 50	(247)
⊙	10 to 20	(204)
●	< 10	(29)

Keystone Geochemistry - Mercury


N
0
4,000
feet
0
1,200
meters

Mercury in Rock (ppm)

10	to 200	(6)
5	to 10	(31)
1	to 5	(391)
0.5	to 1	(154)
0.1	to 0.5	(495)
0.01	to 0.1	(464)
< detection (0.5 and 1 ppm)		(447)
< detection (0.01 ppm)		(77)

Mercury in Altered Cobble (ppm)

10	to 30	(2)
5	to 10	(6)
1	to 5	(97)
0.5	to 1	(33)
0.1	to 0.5	(92)
0.01	to 0.1	(100)
< detection (1 ppm)		(252)
< detection (0.01 ppm)		(36)

Keystone Geochemistry - Mercury


N
0 4,000
feet
0 1,200
meters
Mercury in Soil (ppm)
10 to 30 (0)
3 to 10 (1)
1 to 3 (236)
0.3 to 1 (41)
0.1 to 0.3 (106)
0.01 to 0.1 (1753)
< detection (2.5 to 0.4) (2045)
< 0.01 (15)
Mercury in Stream Sediment (ppm)
100 to 600 micron
10 to 30 (0)
3 to 10 (0)
1 to 3 (26)
0.3 to 1 (4)
0.1 to 0.3 (40)
0.01 to 0.1 (261)
< detection (1.5 to 0.5) (310)
< 0.01 (8)

Keystone Geochemistry - Molybdenum


N
0 4,000
feet
0 1,200
meters

Molybdenum in Rock (ppm)

300 to 6,000		(8)
100 to	300	(9)
40 to	100	(42)
20 to	40	(89)
5 to	20	(582)
2 to	5	(798)
< 2		(735)

Molybdenum in Altered Cobble (ppm)

100 to 200		(2)
50 to 100		(2)
20 to	50	(24)
10 to	20	(57)
5 to	10	(111)
2 to	5	(197)
< 2		(225)

Keystone Geochemistry - Molybdenum


N
0
4,000
0
feet
1,200
meters

Molybdenum in Soil (ppm)

■	30 to 500	(3)
■	20 to 30	(9)
■	10 to 20	(70)
■	5 to 10	(224)
■	2 to 5	(964)
■	1 to 2	(1915)
■	< 1	(1041)

Molybdenum in Stream Sediment (ppm)
100 to 600 micron

●	30 to 500	(0)
●	20 to 30	(1)
●	10 to 20	(12)
●	5 to 10	(46)
●	2 to 5	(302)
●	1 to 2	(233)
●	< 1	(55)

Keystone Geochemistry - Antimony


N
Antimony in Rock (ppm)
500 to 2,000 (5)
200 to 500 (27)
100 to 200 (63)
40 to 100 (225)
10 to 40 (523)
2 to 10 (791)
< 2 (507)
Antimony in Altered Cobble (ppm)
500 to 1,000 (0)
200 to 500 (2)
100 to 200 (8)
40 to 100 (58)
10 to 40 (157)
2 to 10 (195)
< 2 (198)

Keystone Geochemistry - Antimony


N
0
4,000
feet
0
1,200
meters

Antimony in Soil (ppm)

100 to 300	(8)
50 to 100	(24)
20 to 50	(104)
10 to 20	(169)
5 to 10	(464)
2 to 5	(1507)
< 2	(1950)

Antimony in Stream Sediment (ppm)
100 to 600 micron

100 to 300	(0)
50 to 100	(2)
20 to 50	(21)
10 to 20	(28)
5 to 10	(85)
2 to 5	(247)
< 2	(266)

Keystone Geochemistry - Zinc


N
0
4,000
feet
0
1,200
meters
Zinc in Rock (ppm)
10,000 to 50,000 (7)
3,000 to 10,000 (7)
1,000 to 3,000 (28)
250 to 1,000 (143)
50 to 250 (958)
10 to 50 (865)
< 10 (255)
Zinc in Altered Cobble (ppm)
2,000 to 25,000 (5)
1,000 to 2,000 (1)
500 to 1,000 (6)
150 to 500 (73)
50 to 150 (181)
25 to 50 (121)
< 25 (231)

Keystone Geochemistry - Zinc


N
0
4,000
0
feet
1,200
meters

Zinc in Soil (ppm)

1,000 to 3,000		(9)
500 to 1,000		(50)
250 to	500	(204)
100 to	250	(1491)
50 to	100	(2356)
25 to	50	(101)
< 25		(15)

Zinc in Stream Sediment (ppm)
100 to 600 micron

1,000 to 20,000		(2)
500 to	1,000	(0)
250 to	500	(21)
100 to	250	(267)
50 to	100	(333)
25 to	50	(25)
< 25		(1)

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Exciting combination of a later stage development asset and exploration blue sky potential

PROVEN TEAM

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U.S. COMPANY

U.S. Gold Corp. is a US based company, listed on a major US Exchange – NASDAQ, with US based properties

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Large growth potential for the current resource and valuation upside based on market comps

Contacts

Edward Karr
President & CEO
ir@usgoldcorp.gold
www.usgoldcorp.gold
+1 800 557 4550

U.S. Gold Corp.
Suite 102, Box 604
1910 Idaho St,
Elko, NV 89801

U.S. GOLD CORP

Nasdaq : USAU